                                   SCHEDULE 2.1

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND VARIOUS APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED OR A SECURITY INTEREST CREATED THEREIN, UNLESS THE PURCHASER, TRANSFEREE, ASSIGNEE, PLEDGEE OR HOLDER OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE AND FEDERAL SECURITIES LAWS (I.E., SUCH SECURITIES ARE REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANSFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

                     Void after 5:00 p.m., Mountain Standard Time
                                 on December 31, 2004


                             DYNATEC INTERNATIONAL, INC.

                            COMMON STOCK PURCHASE WARRANT


    This certifies that, for value received, NORDIC INDUSTRIES, INC. or registered assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase Twenty Five Thousand Five Hundred (25,500) shares of the unregistered Common Stock (the "Common Stock") of Dynatec International, Inc., a Utah corporation (the "Company"), at the initial price of One dollar ($1.00) per share (the "Initial Exercise Price"). The Effective Date of this Warrant is November 1, 1996. The number of shares of Common Stock to be received upon the exercise of this Warrant (the "Warrant Shares"), and the Initial Exercise Price may be adjusted from time to time as hereinafter set forth.

  a. EXERCISE OF WARRANT. Provided Nordic Lite Technologies, Inc., the wholly owned subsidiary of the Company, shall achieve Five Million Dollars ($5,000,000.00) in sales revenues on or before December 31, 1999, this Warrant may be exercised in whole or in part at any time or from time to time on or after the date hereof, but in any event by no later than 5:00 p.m., Mountain Standard Time, on December 31, 2004, or if such date is a day on which federal or state chartered banking institutions are authorized by law to close then on the next succeeding

                                                                Page 38-54
     day when such banking institutions are open, by presentation and surrender thereof to the Company at its principal office or at the office of its stock transfer agent, if any, of the Purchase
     Form annexed hereto duly executed and accompanied by payment, in cash or by certified or official bank check, payable to the order of the Company, in the amount of the Exercise Price for the number of Warrant Shares specified in such form, together with all taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, if this Warrant is surrendered for cancellation, execute and deliver a new Warrant of the same tenor evidencing the right of the Holder to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions as herein set forth.

  b. RESERVATION OF SHARES. The Company hereby covenants and agrees that at all times during the period this Warrant is exercisable it shall reserve from its authorized and unissued Common Stock for issuance and delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

  c. FRACTIONAL SHARES. No fractional shares or stock representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall either pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors or issue the next largest whole number of Warrant Shares at the Company's option.

  d.    TRANSFER, EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT.

     i. This Warrant may not be assigned or transferred except as provided herein and in accordance with and subject to the provisions of the Securities Act of 1933 and the Rules and Regulations promulgated thereunder (said Act and such Rules and Regulations being hereinafter collectively referred to as the "Act") and any applicable state securities laws. Any purported transfer

                                                              Page 39-54
          or assignment made other than in accordance with this
          Section 4 and Section 9 hereof shall be null and void and of no force and effect.

     ii. This Warrant shall be transferable only upon the opinion of counsel satisfactory to the Company, to the effect that (i) the transferee is a person to whom the Warrant may be legally transferred without registration under the Act or any state securities laws; and (ii) such transfer will not violate any applicable law or governmental rule or regulation including, without limitation, any applicable federal or state securities law. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including attorneys' fees, incurred in connection with the transfer or assignment.

     iii. Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the principal office of the Company together with a written notice signed by the Holder thereof, specifying the names and denominations in which new Warrants are to be issued. The terms "Warrant" and "Warrants" as used herein includes any Warrants in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

     iv. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

                                                                Page 40-54

    Each Holder of this Warrant, the Warrant Shares or any other security issued or issuable upon exercise of this Warrant shall indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Act or statute or common law, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon the disposition by such Holder of the Warrant, the Warrant Shares or other such securities in violation of this Warrant.

     e. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     f. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities issuable upon the exercise of this Warrant, the Initial Exercise Price and the Adjusted Exercise Price of such securities shall be subject to adjustment from time to time upon the happening of certain events as follows:

          i. RECAPITALIZATION. In case the Company shall, while this Warrant remains unexercised, in whole or in part, and in force, effect a recapitalization of such character that the Common Stock purchasable hereunder shall be changed into or become exchangeable for a larger or smaller number of shares, then, after the date of record for effecting such recapitalization, the number of shares of Common Stock which the Holder hereof shall be entitled to purchase hereunder shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, and the Initial Exercise Price and the Adjusted Exercise Price, per share, of such recapitalized Common Stock shall in the case of an increase in the number of such shares of Common Stock be proportionately reduced, and in the case of a decrease in the number of such shares of Common Stock shall be proportionately increased. For the purposes of this Section 6(a), a stock dividend, stock split-up or reverse split shall be considered as a recapitalization and as an exchange for a larger or smaller number of shares, as the case may be.

                                                                 Page 41-54

          ii. MERGER/CONSOLIDATION. In case of any consolidation of the Company with, or merger of the Company into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then, as a condition of such consolidation, merger or sale or conveyance, adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock or securities as may be issued in connection with such consolidation, merger or sale or conveyance, with respect to or in exchange for the number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such consolidation, merger or sale or conveyance, not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

  g. OFFICER'S CERTIFICATE. Whenever the Initial Exercise Price, the Adjusted Exercise Price or the Warrant Shares issuable on exercise of this Warrant shall be adjusted as required by the provisions of Section 6 hereof, the Company shall forthwith file with its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Initial Exercise Price, the Adjusted Exercise Price and Warrant Shares determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder, and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder.

  h. NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding and unexercised and (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) in the event of any capital reorganization of the Company, reclassification of

                                                               Page 42-54
     the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or (iii) in the event of the sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution of the Company, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (a) or (b) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (a) a record is to be taken for the purpose of such dividend, distribution or rights, or (b) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the Holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

  9. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

     i. This Warrant and the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel reasonably satisfactory to the Company, is a person whom this Warrant or such Warrant Stock may legally be transferred pursuant to Section 4 hereof without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provision of this Section 9 with respect to any resale or other disposition of such securities unless, in the opinion of such counsel, such agreement is not required; and

     ii. The Company may cause the following legend to be set forth on each certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

     THE SHARES OF COMMON STOCK OF THE COMPANY EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE

                                                            Page 43-54

        SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS
        OF THE SECURITIES ACT OF 1933, AS AMENDED, AND VARIOUS APPLICABLE
        STATE SECURITIES LAWS. THE SHARES OF COMMON STOCK MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED OR A SECURITY INTEREST CREATED
        THEREIN, UNLESS THE PURCHASER, TRANSFEREE, ASSIGNEE, PLEDGEE OR HOLDER OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE AND FEDERAL SECURITIES LAWS (I.E., SUCH SHARES OF COMMON STOCK ARE REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANSFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. TRANSFERABILITY OF THE SHARES OF COMMON STOCK IS THEREFORE LIMITED AND INVESTORS MUST BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

    10. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with the laws of the State of Utah applicable to contracts entered into and to be performed wholly within such State.

    11. NOTICE. Notices and other communications to be given to the Holder of the Warrants evidenced by this certificate shall be delivered by hand or mailed, postage prepaid, to _________________________________________________,
or such other address as the Holder shall have designated by written notice to the Company as provided herein. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or mailed postage prepaid to the Company at 3820 West Great Lakes Drive, Salt Lake City, Utah

                                                                Page 44-54

84119, or such other address as the Company shall have designated by written notice to such registered owner as herein provided. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

    IN WITNESS WHEREOF, the Company has executed this Warrant as of the ____ day of November, 1996.

                                 DYNATEC INTERNATIONAL, INC.



                                 By
                                     --------------------------------
                                     F. Randy Jack, President






                                                                Page 45-54

                                 PURCHASE FORM

                                                                 Dated:_______

    The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of $__________ in payment of the actual exercise price thereof.


                                          ------------------------------------
                                          Signature




------------------------------------------------------------------------------
------------------------------------------------------------------------------




                                 ASSIGNMENT FORM

                                                                 Dated: ______

    FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns, and transfers unto ___________________________ (please type or print) ___________________________ (address) the right to purchase Common Stock represented by this Warrant to the extent of __________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint the Company and/or its transfer agent as attorney to transfer the same on the books of the Company with full power of substitution in the premises.

                                          ------------------------------------
                                          Signature


                                                                Page 46-54

                                   SCHEDULE 2.2

                         TAX ALLOCATIONS OF PURCHASE PRICE


              Raw Inventory            $  118,925
              Finished Inventory       $   11,025
              Office Equipment         $   31,350
              Machinery & Equipment    $1,303,650
              Patents & Trademarks     $  185,000
                                       ----------
              Total                    $1,650,000



                                                                Page 47-54